UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: August 31, 2015

Michael W. Stockton

American Funds Developing World Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
August 31, 2015
unaudited
Common stocks 89.02% Financials 16.88%	Shares	Value (000)
First Gulf Bank PJSC[1]	11,899,338	$46,447
Discovery Ltd.[1]	4,467,366	45,037
Fibra Uno Administración, SA de CV	20,168,200	43,323
Barclays Africa Group Ltd.[1]	2,543,504	33,257
China Vanke Co. Ltd., Class H1	14,238,000	32,263
China Overseas Land & Investment Ltd.[1]	10,398,000	30,435
Bank of China Ltd., Class H1	45,803,000	20,790
Mapletree Greater China Commercial Trust[1]	23,067,000	15,441
Banco BTG Pactual SA, units	1,788,800	14,600
Grupo Financiero Inbursa, SAB de CV	5,620,500	11,892
Moscow Exchange MICEX-RTS PJSC[1]	9,958,889	11,508
BDO Unibank, Inc.[1]	4,906,240	10,297
AIA Group Ltd.[1]	1,771,200	9,757
ICICI Bank Ltd.[1]	2,329,430	9,719
Siam Commercial Bank PCL[1]	2,263,800	8,934
Industrial and Commercial Bank of China Ltd., Class H1	14,698,800	8,651
Banco Bradesco SA, preferred nominative (ADR)	1,105,200	7,040
Sberbank of Russia[1]	3,235,447	3,742
Itaú Unibanco Holding SA, preferred nominative (ADR)	433,785	3,175
		366,308
Consumer staples 12.19%
Unilever PLC[1]	1,335,700	53,447
Thai Beverage PCL[1]	55,467,000	27,917
Shoprite Holdings Ltd.[1]	2,138,408	26,206
SABMiller PLC[1]	456,800	21,208
Nestlé SA1	288,397	21,189
Philip Morris International Inc.	251,400	20,062
British American Tobacco PLC[1]	364,200	19,389
PZ Cussons PLC[1]	3,677,500	17,810
Casino, Guichard-Perrachon SA1	278,519	17,563
Danone SA1	270,894	16,763
Olam International Ltd.[1]	8,476,700	12,438
Mead Johnson Nutrition Co.	133,200	10,435
		264,427
Information technology 10.73%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	14,538,000	57,057
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	471,200	9,367
Delta Electronics, Inc.[1]	11,110,000	55,657
Lenovo Group Ltd.[1]	26,728,000	21,922
Quanta Computer Inc.[1]	10,325,000	18,753
Accenture PLC, Class A	192,500	18,147
Avago Technologies Ltd.	136,500	17,195
VTech Holdings Ltd.[1]	1,060,900	12,271
AAC Technologies Holdings Inc.[1]	1,857,500	10,424
American Funds Developing World Growth and Income Fund — Page 1 of 7

unaudited
Common stocks Information technology (continued)	Shares	Value (000)
Catcher Technology Co., Ltd.[1]	631,000	$6,415
Infosys Ltd.[1]	333,800	5,546
		232,754
Consumer discretionary 10.43%
Astra International Tbk PT1	66,821,000	28,125
Sands China Ltd.[1]	6,637,200	22,876
Grupo Sanborns, SAB de CV, Series B1	14,235,410	22,042
Stella International Holdings Ltd.[1]	8,102,000	19,948
Matahari Department Store Tbk PT1	15,994,900	19,940
Hyundai Motor Co., Series 2[1]	163,432	13,766
Hyundai Motor Co.[1]	34,794	4,356
PT Surya Citra Media Tbk[1]	82,140,800	15,953
Merida Industry Co., Ltd.[1]	2,683,350	14,323
MGM China Holdings Ltd.[1]	8,604,600	14,254
Jumbo SA1	1,583,895	13,310
Wynn Macau, Ltd.[1]	7,722,000	11,831
Minth Group Ltd.[1]	4,910,000	8,481
Chow Sang Sang Holdings International Ltd.[1]	3,536,000	6,960
Great Wall Motor Co. Ltd., Class H1	2,414,500	6,409
SJM Holdings Ltd.[1]	4,223,000	3,804
		226,378
Telecommunication services 8.99%
América Móvil, SAB de CV, Series L (ADR)	2,708,800	49,571
Globe Telecom, Inc.[1]	700,505	38,464
HKT Trust and HKT Ltd., units[1]	30,980,960	35,768
Singapore Telecommunications Ltd.[1]	8,245,700	21,859
Bharti Airtel Ltd.[1]	4,005,771	21,282
TIM Participações SA, ordinary nominative	3,820,100	9,269
MegaFon PJSC (GDR)[1]	527,095	6,743
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	29,672,300	6,031
MTN Group Ltd.[1]	317,416	4,241
LG Uplus Corp.[1]	194,131	1,808
		195,036
Industrials 7.62%
CCR SA, ordinary nominative	8,672,300	35,582
SEEK Ltd.[1]	1,926,052	16,898
CTCI Corp.[1]	12,791,000	16,546
Haitian International Holdings Ltd.[1]	8,335,000	15,116
BTS Rail Mass Transit Growth Infrastructure Fund[1]	52,714,700	14,992
Edenred SA1	660,501	13,979
Yungtay Engineering Co., Ltd.[1]	9,212,000	13,435
IJM Corp. Bhd.[1]	7,541,700	11,300
AirTAC International Group[1]	2,297,250	10,647
Beijing Enterprises Holdings Ltd.[1]	1,590,500	9,253
Alliance Global Group, Inc.[1]	18,049,400	7,621
		165,369
American Funds Developing World Growth and Income Fund — Page 2 of 7

unaudited
Common stocks Utilities 5.32%	Shares	Value (000)
Huaneng Power International, Inc., Class H1	42,366,000	$48,571
Enersis SA (ADR)	2,369,400	32,887
Glow Energy PCL[1]	8,690,800	23,892
AES Corp.	840,200	10,082
		115,432
Materials 5.13%
Vale SA, Class A, preferred nominative	8,774,500	34,235
Vale SA, Class A, preferred nominative (ADR)	7,600	29
Vale SA, ordinary nominative (ADR)	5,600	28
Alrosa PJSC[1]	25,135,753	25,379
First Quantum Minerals Ltd.	3,161,000	16,483
LafargeHolcim Ltd.[1]	224,113	14,194
Potash Corp. of Saskatchewan Inc. (CAD denominated)	408,000	10,625
Koninklijke DSM NV1	194,868	10,234
		111,207
Energy 4.39%
Coal India Ltd.[1]	7,189,190	39,539
Oil Search Ltd.[1]	5,012,787	24,648
Türkiye Petrol Rafinerileri AS1,2	655,826	16,912
Tenaris SA (ADR)	262,900	7,006
PTT PCL[1]	478,200	3,571
Rosneft Oil Company OJSC (GDR)[1]	935,700	3,502
		95,178
Health care 2.86%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	12,465,500	36,362
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	7,598,500	15,835
Kalbe Farma Tbk PT1	82,088,500	9,789
		61,986
Miscellaneous 4.48%
Other common stocks in initial period of acquisition		97,225
Total common stocks (cost: $2,355,019,000)		1,931,300
Preferred securities 0.02% Miscellaneous 0.02%
Other preferred securities in initial period of acquisition		385
Total preferred securities (cost: $404,000)		385
Rights & warrants 2.44% Consumer staples 2.44%
Savola Group Co., warrants, expire 2017[1,3]	2,331,000	36,955
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2016[1,3]	3,000,000	15,926
Total rights & warrants (cost: $65,120,000)		52,881
American Funds Developing World Growth and Income Fund — Page 3 of 7

unaudited
Bonds, notes & other debt instruments 1.39% Corporate bonds & notes 1.08% Energy 0.43%	Principal amount (000)	Value (000)
YPF Sociedad Anónima 8.50% 2025[3]	$ 9,950	$9,353
Telecommunication services 0.33%
América Móvil, SAB de CV 2.375% 2016	7,138	7,222
Industrials 0.32%
Lima Metro Line Finance Ltd. 5.875% 2034[3,4]	6,795	6,825
Total corporate bonds & notes		23,400
U.S. Treasury bonds & notes 0.31% U.S. Treasury 0.31%
U.S. Treasury 0.25% 2015	6,510	6,512
U.S. Treasury 0.25% 2015	145	145
Total U.S. Treasury bonds & notes		6,657
Total bonds, notes & other debt instruments (cost: $30,556,000)		30,057
Short-term securities 5.93%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.19% due 9/9/2015[3]	30,000	29,999
Fannie Mae 0.13% due 9/14/2015	17,400	17,400
Federal Home Loan Bank 0.10%–0.19% due 10/19/2015–11/27/2015	22,500	22,497
Freddie Mac 0.18% due 12/8/2015	18,800	18,795
John Deere Financial Ltd. 0.15% due 9/24/2015[3]	20,000	19,998
Société Générale 0.05% due 9/1/2015[3]	20,000	20,000
Total short-term securities (cost: $128,680,000)		128,689
Total investment securities 98.80% (cost: $2,579,779,000)		2,143,312
Other assets less liabilities 1.20%		26,032
Net assets 100.00%		$2,169,344
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,567,493,000, which represented 72.26% of the net assets of the fund. This amount includes $1,514,612,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $139,056,000, which represented 6.41% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
American Funds Developing World Growth and Income Fund — Page 4 of 7

unaudited
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. As of August 31, 2015, the fund did not have any open forward currency contracts. The average month-end notional amount of forward currency contracts while held was $40,664,000.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
American Funds Developing World Growth and Income Fund — Page 5 of 7

unaudited
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2015 (dollars in thousands):
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$80,030	$286,278	$—	$366,308
Consumer staples	30,497	233,930	—	264,427
Information technology	44,709	188,045	—	232,754
Consumer discretionary	22,042	204,336	—	226,378
Telecommunication services	58,840	136,196	—	195,036
Industrials	35,582	129,787	—	165,369
Utilities	42,969	72,463	—	115,432
Materials	61,400	49,807	—	111,207
Energy	7,006	88,172	—	95,178
Health care	—	61,986	—	61,986
Miscellaneous	33,613	63,612	—	97,225
Preferred securities	385	—	—	385
Rights & warrants	—	52,881	—	52,881
Bonds, notes & other debt instruments	—	30,057	—	30,057
Short-term securities	—	128,689	—	128,689
Total	$417,073	$1,726,239	$—	$2,143,312
*	Securities with a value of $715,015,000, which represented 32.96% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$30,066
Gross unrealized depreciation on investment securities	(467,352)
Net unrealized depreciation on investment securities	(437,286)
Cost of investment securities	2,580,598

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
CAD = Canadian dollars
American Funds Developing World Growth and Income Fund — Page 6 of 7

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-1015O-S49117	American Funds Developing World Growth and Income Fund — Page 7 of 7

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: October 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: October 29, 2015

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: October 29, 2015